Exhibit 99.1

Koppers Holdings Inc. 436 Seventh Avenue Pittsburgh, PA 15219-1800 Tel 412 227 2001 www.koppers.com

News Release

FOR IMMEDIATE RELEASE

For Information: Quynh McGuire, Vice President, Investor Relations

         412 227 2049

         McGuireQT@koppers.com

Koppers Successfully Reprices Term Loan B

Reduces Interest Rate Margins by 50 Basis Points

PITTSBURGH, December 17, 2024 – Koppers Holdings Inc. (NYSE: KOP), an integrated global provider of treated wood products, wood treatment chemicals, and carbon compounds, today announced that the company successfully completed the repricing of its seven-year $495 million senior secured Term Loan B (TLB) due April 10, 2030.

This transaction reduces the interest rate margins applicable to the TLB by 50 basis points, from 3.00% with a floor of 50 bps to 2.50% with a floor of 50 bps at adjusted Term SOFR Rate or adjusted Daily Simple SOFR.

Chief Financial Officer Jimmi Sue Smith said “We are pleased with the strong market demand for our Term Loan B. This transaction aligns with our ongoing efforts to optimize our capital structure, allowing us to reduce interest expense through repricing, without altering our leverage, covenants, or maturity date.”

Wells Fargo Bank, National Association is acting as administrative agent for the TLB. Wells Fargo Securities, LLC, PNC Capital Markets LLC, BofA Securities, Inc., Fifth Third Bank, National Association, Citizens Bank, N.A. and Truist Securities, Inc. are acting as joint lead arrangers and bookrunners for the TLB.

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About Koppers

Koppers, with corporate headquarters in Pittsburgh, Pennsylvania, is an integrated global provider of treated wood products, wood treatment chemicals, and carbon compounds. Our products and services are used in a variety of niche applications in a diverse range of end markets, including the railroad, specialty chemical, utility, residential lumber, agriculture, aluminum, steel, rubber, and construction industries. We serve our customers through a comprehensive global manufacturing and distribution network, with facilities located in North America, South America, Australasia, and Europe. The stock of Koppers Holdings Inc. is publicly traded on the New York Stock Exchange under the symbol “KOP.”

For more information, visit: www.koppers.com. Inquiries from the media should be directed to Ms. Jessica Franklin Black at BlackJF@koppers.com or 412-227-2025. Inquiries from the investment community should be directed to Ms. Quynh McGuire at McGuireQT@koppers.com or 412-227-2049.

Safe Harbor Statement

Certain statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and may include, but are not limited to, statements about sales levels, acquisitions, restructuring, declines in the value of Koppers assets and the effect of any resulting impairment charges, profitability and anticipated expenses and cash outflows. All forward-looking statements involve risks and uncertainties.

All statements contained herein that are not clearly historical in nature are forward-looking, and words such as “outlook,” “guidance,” “forecast,” “believe,” “anticipate,” “expect,” “estimate,” “may,” “will,” “should,” “continue,” “plan,” “potential,” “intend,” “likely,” or other similar words or phrases are generally intended to identify forward-looking statements. Any forward-looking statement contained herein, in other press releases, written statements or other documents filed with the Securities and Exchange Commission, or in Koppers communications and discussions with investors and analysts in the normal course of business through meetings, phone calls and conference calls, regarding future dividends, expectations with respect to sales, earnings, cash flows, operating efficiencies, restructurings, the benefits of acquisitions, divestitures, joint ventures or other matters as well as financings and debt reduction, are subject to known and unknown risks, uncertainties and contingencies.

Many of these risks, uncertainties and contingencies are beyond our control, and may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. Factors that might affect such forward-looking statements include, among other things, the impact of changes in commodity prices, such as oil and copper, on product margins; general economic and business conditions; potential difficulties in protecting our intellectual property; the ratings on our debt and our ability to repay or refinance our outstanding indebtedness as it matures; our ability to operate within the limitations of our debt covenants; unexpected business disruptions; potential delays in timing or changes to expected benefits from cost reduction efforts; potential impairment of our goodwill and/or long-lived assets; demand for Koppers goods and services; competitive conditions; capital market conditions, including interest rates, borrowing costs and foreign currency rate fluctuations; availability and fluctuations in the prices of key raw materials; disruptions and inefficiencies in the supply chain; economic, political and environmental conditions in international markets; changes in laws; the impact of environmental laws and regulations; unfavorable resolution of claims against us, as well as those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Koppers, particularly our latest annual report on Form 10-K and any subsequent filings by Koppers with the Securities and Exchange Commission. Any forward-looking statements in this release speak only as of the date of this release, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events.

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